EXHIBIT 24(A)

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated August 3, 1994 included in SYSCO Corporation's Form 10-K for the year ended July 2, 1994 and to all references to our Firm included in this registration statement.

                                          ARTHUR ANDERSEN LLP

June 14, 1995